UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 SAN FELIPE, 8TH FLOOR, HOUSTON, TX 77027

(Address of principal executive offices) (Zip code)

With a copy to:
John A. Blaisdell	George J. Zornada
Salient MF Trust	K&L Gates LLP
4265 San Felipe, 8th Floor	State Street Financial Center
Houston, TX 77027	One Lincoln Street
(Name and address of agent for service)	Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: 713-993-4675

Date of fiscal year end: 12/31/15

Date of reporting period: 09/30/15

Item 1.	Schedule of Investments,

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments

September 30, 2015

(Unaudited)

Fair Value
Purchased Swaptions (Cost $18,896,785)	$17,226,249

Total Investments-20.4% (Cost $18,896,785)	17,226,249
Other Assets and Liabilities-79.6%	67,109,365

Total Net Assets-100.0%	$84,335,614

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

Futures Contracts Purchased:

			Notional	Unrealized
		Number of	Amount at	Appreciation
Description	Expiration Date	Contracts	Value	(Depreciation)
10 Year Australia Treasury Bond	December 2015	257	$23,337,889	$219,334
10 Year Canada Bond	December 2015	142	15,089,695	(218,558)
10 Year Japan Government Bond	December 2015	17	20,998,083	39,481
10 Year U.S. Treasury Note	December 2015	460	59,217,812	626,832
Amsterdam Exchanges Index	October 2015	69	6,495,179	(223,637)
Brent Crude *	November 2015	14	686,700	(48,975)
CAC 40 10 Euro	October 2015	128	6,366,320	(227,448)
Cocoa *	December 2015	32	996,480	(11,118)
Coffee ‘C’ *	December 2015	25	1,137,656	(65,177)
Copper *	December 2015	12	702,300	6,421
Corn *	December 2015	147	2,849,963	28,856
Cotton No.2 *	December 2015	21	634,620	(25,196)
E-Mini S&P 500	December 2015	143	13,647,205	(351,562)
E-Mini S&P Midcap 400	December 2015	11	1,499,190	(63,431)
Euro-Bund	December 2015	103	17,974,738	278,113
FTSE/MIB Index	December 2015	45	5,339,354	(152,535)
Gasoline RBOB *	October 2015	32	1,836,845	(36,612)
German Stock Index	December 2015	15	4,047,231	(210,831)
Gold 100 Oz *	December 2015	57	6,356,640	(27,967)
Hang Seng China Enterprises Index	October 2015	21	1,270,465	31,907
ICE Gas Oil *	November 2015	2	93,400	(4,204)
Lean Hogs *	December 2015	48	1,281,120	56,805
Live Cattle *	December 2015	6	314,220	(30,859)
LME Lead *	November 2015	4	166,925	(1,855)
LME Primary Nickel *	November 2015	2	124,656	4,203
Long Gilt	December 2015	291	52,402,535	529,050
Natural Gas *	October 2015	115	2,902,600	(260,979)
NY Harbor ULSD *	October 2015	9	581,137	(11,403)
NYMEX WTI Crude *	October 2015	10	450,900	(28,245)
OMXS 30 Index	October 2015	287	4,855,134	(210,371)
Russell 2000 Mini Index	December 2015	127	13,917,930	(768,744)
SGX S&P CNX Nifty Index	October 2015	3	47,856	1,340
Soybean *	November 2015	21	936,600	11,164
Sugar#11 *	February 2016	7	100,979	5,489
Tokyo Price Index	December 2015	55	6,472,072	(209,798)
Wheat *	December 2015	58	1,486,975	29,837
Zinc *	November 2015	15	631,781	(39,102)

			$277,251,185	$(1,359,775)

See accompanying Notes to Schedules of Investments.

SALIENT RISK PARITY FUND

Consolidated Schedule of Investments, continued

September 30, 2015

(Unaudited)

Futures Contracts Sold:

			Notional	Unrealized
		Number of	Amount at	Appreciation
Description	Expiration Date	Contracts	Value	(Depreciation)
ASX SPI 200 Index	December 2015	2	$175,671	$(1,303)
FTSE 100 Index	December 2015	52	4,733,529	129,245
FTSE/JSE Top 40 Index	December 2015	63	2,060,573	(54,934)
Hang Seng Index	October 2015	18	2,414,617	(47,745)
IBEX 35 Index	October 2015	36	3,837,396	86,420
MSCI Taiwan Stock Index	October 2015	2	60,300	(687)
S&P/Toronto Stock Exchange 60 Index	December 2015	39	4,559,694	6,574
SGX MSCI Singapore Index	October 2015	21	922,542	5,917
Silver *	December 2015	1	72,590	307

			$18,836,912	$123,794

*	All or a portion of these investments are held by Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”)

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	10/14/15	$91,292	$10,988
KOSPI 200 Index	Goldman Sachs	12/10/15	2,293,984	(52,150)

			$2,385,276	$(41,162)

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price	Expiration Date	Notional Value (Local currency)	Premium	Value	Unrealized Appreciation (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	$80	1/20/16	$23,760,000	$5,445,792	$5,088,171	$(357,621)
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	$250	1/20/16	$64,000,000	4,179,200	3,940,294	(238,906)
The Markit iTraxx Europe Crossover Index	Goldman Sachs International	Call	€250	1/20/16	€57,000,000	4,530,224	4,118,844	(411,380)
The Markit iTraxx Europe Index	Goldman Sachs International	Call	€1,000	1/20/16	€20,000,000	4,741,569	4,078,940	(662,629)

						$18,896,785	$17,226,249	$(1,670,536)

Allocation of Portfolio Holdings:

	Notional	Percent of Total
Risk Exposure	Value	Derivative Exposure
Commodity Risk	$24,345,087	5.1%
Credit Risk	174,445,830	36.9%
Equity Risk	85,107,534	18.0%
Interest Rate Risk	189,020,752	40.0%

Total	$472,919,203	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments

September 30, 2015

(Unaudited)

Other Assets and Liabilities-100.0%	$62,007,898

Net Assets-100.0%	$62,007,898

Futures Contracts Purchased:

			Notional	Unrealized
		Number of	Amount at	Appreciation
Description	Expiration Date	Contracts	Value	(Depreciation)
10 Year Australia Treasury Bond	December 2015	81	$7,355,521	$70,381
10 Year Canada Bond	December 2015	116	12,326,793	(167,296)
10 Year Japan Government Bond	December 2015	34	41,996,165	78,962
10 Year U.S. Treasury Note	December 2015	115	14,804,453	149,138
Amsterdam Exchanges Index	October 2015	90	8,471,972	(286,931)
CAC 40 10 Euro	October 2015	169	8,405,532	(285,561)
Cocoa *	December 2015	26	809,640	(51,524)
Corn *	December 2015	210	4,071,375	12,103
E-Mini S&P Midcap 400	December 2015	30	4,088,700	(71,215)
Euro-Bund	December 2015	78	13,611,937	158,366
FTSE/MIB Index	December 2015	65	7,712,400	(197,685)
German Stock Index	December 2015	6	1,618,893	(90,318)
Long Gilt	December 2015	37	6,662,865	70,793
OMXS 30 Index	October 2015	535	9,050,512	(364,320)
Russell 2000 Mini Index	December 2015	39	4,274,010	(195,121)
Tokyo Price Index	December 2015	86	10,119,967	(316,611)

			$155,380,735	$(1,486,839)

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2015

(Unaudited)

Futures Contracts Sold:

			Notional	Unrealized
		Number of	Amount at	Appreciation
Description	Expiration Date	Contracts	Value	(Depreciation)
ASX SPI 200 Index	December 2015	69	$6,060,637	$45,741
Brent Crude *	November 2015	38	1,863,900	30,147
Coffee ‘C’ *	December 2015	64	2,912,400	279,310
Copper *	December 2015	34	1,989,850	7,278
Cotton No.2 *	December 2015	48	1,450,560	18,981
E-Mini S&P 500	December 2015	5	477,175	(3,053)
FTSE 100 Index	December 2015	57	5,188,676	130,642
FTSE/JSE Top 40 Index	December 2015	121	3,957,609	(112,024)
Gasoline RBOB *	October 2015	20	1,148,028	(10,928)
Gold 100 Oz *	December 2015	55	6,133,600	216,552
Hang Seng China Enterprises Index	October 2015	41	2,480,432	(63,204)
Hang Seng Index	October 2015	25	3,353,635	(66,142)
IBEX 35 Index	October 2015	90	9,593,491	317,782
ICE Gas Oil *	November 2015	29	1,354,300	30,697
Lean Hogs *	December 2015	107	2,855,830	(142,415)
Live Cattle *	December 2015	98	5,132,260	367,031
LME Lead *	November 2015	56	2,336,950	60,372
LME Primary Aluminum *	November 2015	76	2,969,225	127,967
LME Primary Nickel *	November 2015	29	1,807,512	(32,939)
MSCI Taiwan Stock Index	October 2015	137	4,130,550	(47,308)
Natural Gas *	October 2015	114	2,877,360	261,019
NY Harbor ULSD *	October 2015	20	1,291,416	29,703
NYMEX WTI Crude *	October 2015	14	631,260	4,045
S&P/Toronto Stock Exchange 60 Index	December 2015	69	8,067,151	9,963
SGX MSCI Singapore Index	October 2015	144	6,326,000	40,575
SGX S&P CNX Nifty Index	October 2015	411	6,556,272	(177,764)
Silver *	December 2015	38	2,758,420	128,655
Soybean *	November 2015	72	3,211,200	53,884
Sugar#11 *	February 2016	194	2,798,566	(131,372)
Wheat *	December 2015	111	2,845,763	(72,990)
Zinc *	November 2015	60	2,527,125	132,955

			$107,087,153	$1,433,160

*	All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Total Return Swap Agreements - Short Positions:

Underlying Instrument	Counterparty	Maturity Date	Notional Amount at Value	Unrealized Gain (Loss)
Ibovespa Index	Goldman Sachs	10/14/15	$3,423,447	$332,852
KOSPI 200 Index	Goldman Sachs	12/10/15	5,984,305	(139,845)

			$9,407,752	$193,007

See accompanying Notes to Schedules of Investments.

SALIENT TREND FUND

Consolidated Schedule of Investments, continued

September 30, 2015

(Unaudited)

Allocation of Portfolio Holdings:

Risk Exposure	Notional Value	Percent of Total Derivative Exposure
Commodity Risk	$55,776,540	20.5%
Equity Risk	119,341,366	43.9%
Interest Rate Risk	96,757,734	35.6%

Total	$271,875,640	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments

September 30, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-99.5%
Diversified Energy-35.1%
United States-35.1%
Enbridge Energy Management, L.L.C. (1)(2)	2,860,011	$68,011,049
Energy Transfer Equity, L.P. (2)	1,155,454	24,044,998
Energy Transfer Partners, L.P. (2)	352,252	14,466,990
Enterprise Products Partners L.P. (2)	1,358,105	33,816,815
Kinder Morgan, Inc.	3,748,656	103,762,797
NGL Energy Partners LP (2)	953,471	19,040,816
ONEOK, Inc.	2,036,512	65,575,686
SemGroup Corporation	1,451,474	62,761,736
The Williams Companies, Inc.	1,623,035	59,808,840

		451,289,727

Gathering & Processing-15.9%
United States-15.9%
American Midstream Partners, LP (2)	686,425	7,605,589
Antero Midstream Partners LP (2)	1,054,018	18,824,761
Antero Midstream Partners LP (2)(3)(4)	279,792	4,761,688
EnLink Midstream, LLC	3,176,910	58,073,915
PennTex Midstream Partners, LP (2)	40,377	648,455
Summit Midstream Partners, LP (2)	1,396,712	24,624,033
Targa Resources Corp.	1,402,668	72,265,455
Western Gas Equity Partners, LP (2)	432,959	17,071,573

		203,875,469

Liquids Transportation & Storage-18.3%
United Kingdom-3.1%
VTTI Energy Partners LP (2)	2,054,720	40,210,870

United States-15.2%
ARC Logistics Partners LP (2)	334,828	4,500,088
Buckeye Partners, L.P. (2)	253,343	15,015,640
Genesis Energy, L.P. (2)	347,280	13,314,715
Magellan Midstream Partners, L.P. (2)	237,558	14,279,612
PBF Logistics LP (2)	122,610	2,112,570
Plains GP Holdings, L.P., Class A (2)	5,692,469	99,618,207
Rose Rock Midstream, L.P. (2)	361,399	8,796,452
Shell Midstream Partners, L.P. (2)	764,501	22,499,264
Sunoco Logistics Partners L.P. (2)	496,660	14,234,276

		234,581,694

Natural Gas Pipelines & Storage-14.4%
United States-14.4%
Dominion Midstream Partners, LP (2)	458,136	12,300,952
EQT GP Holdings, LP (2)	567,614	12,907,542
EQT Midstream Partners, LP (2)	237,930	15,781,897
Spectra Energy Corp.	2,505,924	65,830,624
Tallgrass Energy GP, LP (2)	2,830,058	56,233,252
Tallgrass Energy Partners, LP (2)	535,944	21,057,240

		184,111,507

Oil, Gas & Consumable Fuels-0.9%
United States-0.9%
Columbia Pipeline Group, Inc.	607,127	11,104,353

		11,104,353

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

September 30, 2015

(Unaudited)

	Shares/Units	Fair Value
Tankers-7.9%
Bermuda-1.8%
Golar LNG Partners LP (2)	1,584,988	$23,251,774

Republic of the Marshall Islands-4.6%
Navios Maritime Partners L.P. (2)	658,273	4,798,810
Teekay Corporation	912,098	27,034,585
Teekay Offshore Partners L.P. (2)	1,921,506	27,650,471

United States-1.5%
Capital Product Partners L.P. (2)	3,034,816	18,694,467

		101,430,107

Transportation Infrastructure-3.6%
United States-3.6%
Macquarie Infrastructure Company LLC	614,223	45,857,889

		45,857,889

Utilities-3.4%
United States-3.4%
NRG Yield, Inc., Class A	1,075,953	11,996,876
NRG Yield, Inc., Class C	1,117,930	12,979,167
TerraForm Power, Inc., Class A (2)	1,310,703	18,638,197

		43,614,240

Total Master Limited Partnerships and Related Companies (Cost $1,775,291,145)		1,275,864,986

Total Investments-99.5% (Cost $1,775,291,145)		1,275,864,986
Other Assets and Liabilities-0.5%		6,327,493

Total Net Assets-100.0%		$1,282,192,479

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	Distributions are paid-in-kind.
(2)	Non-income producing security.
(3)

Restricted security is exempt from registration under the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. See footnote 2(g) in the notes to Schedules of Investments for further information.

(4)

Security has been fair valued in good faith using fair value procedures approved by the Board of Trustees and represents 0.4% of net assets. See notes to Schedules of Investments for further information.

See accompanying Notes to Schedules of Investments.

SALIENT MLP & ENERGY INFRASTRUCTURE FUND II

Schedule of Investments, continued

September 30, 2015

(Unaudited)

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund II invested in the following industries as of September 30, 2015:

	Value	% of Total Investments
Diversified Energy	$451,289,727	35.3%
Gathering & Processing	203,875,469	16.0%
Liquids Transportation & Storage	234,581,694	18.4%
Natural Gas Pipelines & Storage	184,111,507	14.4%
Oil, Gas & Consumable Fuels	11,104,353	0.9%
Tankers	101,430,107	8.0%
Transportation Infrastructure	45,857,889	3.6%
Utilities	43,614,240	3.4%

Total	$1,275,864,986	100.0%

Salient MLP & Energy Infrastructure Fund II invested in securities with exposure to the following countries as of September 30, 2015:

	Value	% of Total Investments
Bermuda	$23,251,774	1.8%
Republic of the Marshall Islands	59,483,866	4.7%
United Kingdom	40,210,870	3.2%
United States	1,152,918,476	90.3%

Total	$1,275,864,986	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments

September 30, 2015

(Unaudited)

	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies-124.3%
Diversified Energy-50.0%
United States-50.0%
Enable Midstream Partners, LP (1)	22,565	$285,222
Enbridge Energy Partners, L.P. (1)(2)	15,490	382,913
Energy Transfer Equity, L.P. (1)(2)	31,258	650,479
Energy Transfer Partners, L.P. (1)(2)	24,507	1,006,502
Enterprise Products Partners L.P. (1)(2)	48,919	1,218,082
Kinder Morgan, Inc.	3,213	88,936
NGL Energy Partners LP (1)(2)	28,840	575,935
ONEOK, Inc.	3,969	127,802
The Williams Companies, Inc. (2)	3,929	144,784
Williams Partners L.P. (1)(2)	16,175	516,306

		4,996,961

Gathering & Processing-26.6%
United States-26.6%
American Midstream Partners, LP (1)	8,077	89,493
Antero Midstream Partners LP (1)(2)	20,950	374,167
EnLink Midstream Partners, LP (1)(2)	32,270	508,575
Summit Midstream Partners, LP (1)(2)	52,588	927,126
Targa Resources Corp. (2)	5,119	263,731
Western Gas Equity Partners, LP (1)(2)	4,258	167,893
Western Gas Partners, LP (1)	7,075	331,252

		2,662,237

Liquids Transportation & Storage-32.4%
United States-32.4%
ARC Logistics Partners LP (1)	10,833	145,596
Genesis Energy, L.P. (1)	15,902	609,682
Magellan Midstream Partners, L.P. (1)(2)	11,712	704,007
MPLX LP (1)(2)	5,370	205,188
PBF Logistics LP (1)(2)	18,670	321,684
Plains All American Pipeline, L.P. (1)(2)	13,934	423,315
Plains GP Holdings, L.P., Class A (1)(2)	10,037	175,648
Rose Rock Midstream, L.P. (1)(2)	10,875	264,698
Sunoco Logistics Partners L.P. (1)(2)	13,644	391,037

		3,240,855

Natural Gas Pipelines & Storage-10.9%
United States-10.9%
EQT Midstream Partners, LP (1)(2)	5,907	391,811
Tallgrass Energy GP, LP (1)	4,437	88,163
Tallgrass Energy Partners, LP (1)(2)	15,550	610,960

		1,090,934

Refining & Marketing-4.4%
United States-4.4%
Calumet Specialty Products Partners, L.P. (1)	18,284	443,936

		443,936

Total Master Limited Partnerships and Related Companies (Cost $17,709,215)		12,434,923

Total Investments-124.3% (Cost $17,709,215)		12,434,923
Credit Facility-(23.6)%		(2,365,000)
Other Assets and Liabilities-(0.7)%		(65,391)

Total Net Assets-100.0%		$10,004,532

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

See accompanying Notes to Schedules of Investments.

SALIENT MLP FUND

Schedule of Investments, continued

September 30, 2015

(Unaudited)

(1)	Non-income producing security.
(2)

All or a portion of these securities are held as collateral for the line of credit agreement. As of September 30, 2015 the total fair value of securities held as collateral for the line of credit agreement is $8,036,605.

Allocation of Portfolio Holdings:

Salient MLP Fund invested in the following industries as of September 30, 2015:

	Value	% of Total Investments
Diversified Energy	$4,996,961	40.1%
Gathering & Processing	2,662,237	21.4%
Liquids Transportation & Storage	3,240,855	26.1%
Natural Gas Pipelines & Storage	1,090,934	8.8%
Refining & Marketing	443,936	3.6%

Total	$12,434,923	100.0%

Salient MLP Fund invested in securities with exposure to the following countries as of September 30, 2015:

	Value	% of Total Investments
United States	$12,434,923	100.0%

Total	$12,434,923	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT GLOBAL EQUITY FUND

Schedule of Investments

September 30, 2015

(Unaudited)

Other Assets and Liabilities-100.0% (1)	$4,967,544

Net Assets-100.0%	$4,967,544

(1)	See footnote 1 in the notes to Schedules of Investments for information regarding the liquidation of Salient Global Equity Fund.

See accompanying Notes to Schedules of Investments.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments

September 30, 2015

(Unaudited)

	Principal Amount/Shares	Fair Value
Money Market Fund-99.0%
United States-99.0%
Fidelity Institutional Prime Money Market Fund, 0.10% (1)	18,991,308	$18,991,308

Total Money Market Fund (Cost $18,991,308)		18,991,308

U.S. Treasury Obligation-0.5%
United States-0.5%
U.S. Treasury Bill, 0.12% (2), 1/14/16	$100,000	99,999

Total U.S. Treasury Obligation (Cost $99,965)		99,999

Purchased Put Option Contracts (Cost $26,128)		4,648

Total Investments-99.5% (Cost $19,117,401)		19,095,955
Other Assets and Liabilities-0.5%		86,575

Total Net Assets-100.0%		$19,182,530

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(1)	The rate shown is the 7-day effective yield as of September 30, 2015.
(2)	Rate represents the effective yield at purchase.

Purchased Options:

Description	Put/Call	Exercise Price	Expiration Date	Number of Contracts	Cost	Fair Value	Unrealized Appreciation (Depreciation)
S&P 500 Index	Put	$1,400	10/16/2015	119	$6,634	$2,083	$(4,551)
S&P 500 Index	Put	1,300	10/16/2015	114	19,494	2,565	(16,929)

					$26,128	$4,648	$(21,480)

Futures Contracts Purchased:

			Notional	Unrealized
		Number of	Amount at	Appreciation
Description	Expiration Date	Contracts	Value	(Depreciation)
E-Mini S&P 500	December 2015	101	$9,638,935	$29,899

			$9,638,935	$29,899

Allocation of Portfolio Holdings:

	Notional	Percent of Total
Risk Exposure	Value	Derivative Exposure
Equity Risk	$9,643,583	100.0%

Total	$9,643,583	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT BROADMARK TACTICAL PLUS FUND

Schedule of Investments, continued

September 30, 2015

(Unaudited)

Salient Broadmark Tactical Plus Fund invested in the following industries as of September 30, 2015:

	Value	% of Total Investments
Money Market Fund	$18,991,308	99.5%
U.S. Treasury Obligation	99,999	0.5%
Options	4,648	0.0%

Total	$19,095,955	100.0%

Salient Broadmark Tactical Plus Fund invested in securities with exposure to the following countries as of September 30, 2015:

	Value	% of Total Investments
United States	$19,095,955	100.0%

Total	$19,095,955	100.0%

See accompanying Notes to Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments

September 30, 2015

(Unaudited)

(1) ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of September 30, 2015, the Trust is comprised of six funds. The accompanying Schedules of Investments are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Risk Parity Fund	Risk Parity Fund	July 9, 2012
Salient Trend Fund	Trend Fund	January 2, 2013
Salient MLP & Energy Infrastructure Fund II	MLP Energy Fund	September 19, 2012
Salient MLP Fund	MLP Fund	April 2, 2014
Salient Global Equity Fund	Global Equity Fund	January 3, 2013
Salient Broadmark Tactical Plus Fund	Broadmark Fund	December 15, 2014

The Risk Parity Fund, the Trend Fund, the MLP Energy Fund, and the MLP Fund are classified as non-diversified under the 1940 Act. The Global Equity Fund and Broadmark Fund are classified as diversified under the 1940 Act. The Funds offer Class A, Class C, and Class I shares. Additionally, the Broadmark Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares and Class F Shares of the Funds.

The Risk Parity Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that balances equal risk exposure to a set of equities, commodities, interest rates, and momentum. The Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures. The Trend Fund seeks to achieve this goal by constructing a portfolio that captures short, medium and long term price trends. The MLP Energy Fund’s and the MLP Fund’s investment objectives are to provide a high level of total return with an emphasis on making quarterly cash distributions to their shareholders. The Global Equity Fund’s investment objective is to seek long term capital appreciation. The Broadmark Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index. The board of trustees (each member thereof a “Trustee” and, collectively, the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Adviser”) for the Risk Parity Fund, Trend Fund, Global Equity Fund and Broadmark Fund and Salient Capital Advisors, LLC (“SCA”) for the MLP Energy Fund and the MLP Fund to manage each Fund’s portfolio and operations. Salient Adviser is a Texas limited partnership that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Adviser and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Adviser”) serves as the sub-advisor to the Broadmark Fund.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

Under the Trust’s organizational document, the Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown as this would involve any future potential claims that may be made against the Trust and/or the Funds. However, based on experience, management expects that risk of loss to be remote.

Salient Risk Parity Offshore Fund, Ltd. (the “Risk Parity Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Risk Parity Subsidiary is wholly-owned by the Risk Parity Fund, and is therefore consolidated in the Risk Parity Fund’s consolidated financial statements. The Risk Parity Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. The Risk Parity Fund invests in the Risk Parity Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Risk Parity Fund” includes both the Risk Parity Fund and the Risk Parity Subsidiary.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. The Trend Subsidiary is wholly-owned by the Trend Fund, and is therefore consolidated in the Trend Fund’s consolidated financial statements. The Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. The Trend Fund invests in the Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both the Trend Fund and the Trend Subsidiary.

The MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). The MLP Subsidiary, which was wholly-owned by the MLP Energy Fund, and therefore consolidated in the MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation. The MLP Energy Fund invested in the MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both the MLP Energy Fund and the MLP Subsidiary. In July, 2014, SCA made the decision to liquidate the MLP Subsidiary and simultaneously transfer the investments held to the MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis.

The Global Equity Fund and Broadmark Fund are not invested in a wholly-owned subsidiary and are presented on an individual fund basis.

The MLP Fund is organized under the laws of the State of Delaware and for federal income tax purposes as a Subchapter “C” corporation. The MLP Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

For convenience, reference to the Schedules of Investments shall include those consolidated and on an individual fund basis, as the context requires.

Effective September 23, 2015, the Board approved the liquidation of the Global Equity Fund, whereby the Global Equity Fund ceased its investment operations and liquidated its assets. The date of liquidation was October 26, 2015.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The accompanying Schedules of Investments reflect the financial positions of the Risk Parity Fund and the Risk Parity Subsidiary, the Trend Fund and the Trend Subsidiary, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. The MLP Energy Fund, the MLP Fund, the Global Equity Fund and the Broadmark Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) CASH EQUIVALENTS

The Funds consider all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c) PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis. Realized gains and losses are reported using the specific identification cost basis.

(d) INVESTMENT VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Funds’ valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by Salient Adviser and SCA of the Funds’ valuation policies.

The Board has authorized Salient Adviser and SCA to each establish a valuation committee (the “Adviser Valuation Committee”), which includes representatives from each Fund’s investment adviser. The Adviser Valuation Committee’s function, subject to the oversight of the Board Valuation Committee and the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by Salient Adviser, SCA, or Citi Fund Services Ohio, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

Investments held by the Funds are valued as follows:

•

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation day. Securities listed on the NASDAQ National Market System (“NASDAQ”) will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1 in the fair value hierarchy. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Adviser Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Adviser Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and when so adjusted, such securities and futures contracts are generally categorized as Level 2 in the fair value hierarchy.

•

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period. Equity securities are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs utilized in determining the value of such securities.

•

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy. If no such price is reported by such exchange on the valuation date, the Adviser Valuation Committee will determine the fair value in good faith using information that is available at such time. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board, and are typically categorized as Level 2 in the fair value hierarchy.

Options that are listed on a securities exchange are generally valued on the valuation date at the closing mid of the posted market on the exchange on which they are listed and are typically categorized as Level 1 in the fair value hierarchy. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date. Such fair valued investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

Options traded on an over-the-counter market are generally valued using the midpoint of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time. Such fair valued options are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Adviser will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Adviser Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time. Such fair valued swaptions are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Board and are typically categorized as Level 2 in the fair value hierarchy. Total return swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

•

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange shall be determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

•

OTHER— Investments in open-end registered investment companies (“RICs”) that do not trade on an exchange are valued at the end of day NAV per share and are categorized as Level 1 in the fair value hierarchy. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Adviser Valuation Committee and/or the Board Valuation Committee, in consultation with the Administrator or the Adviser, will determine, in good faith, the fair value of the RIC or other security. Such fair valued investments are typically categorized as Level 1 or Level 2 in the fair value hierarchy, based upon the inputs used to value the investments. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures. Such investments are typically categorized as Level 2 or Level 3 in the fair value hierarchy, based upon the inputs used to value the investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

(e) FOREIGN CURRENCY

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

(f) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as Master Limited Partnerships (“MLPs”) are generally organized under state law as limited partnerships or limited liability companies. The MLP Energy Fund and the MLP Fund invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLP Energy Fund’s and MLP Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(g) RESTRICTED AND ILLIQUID SECURITIES

The MLP Energy Fund and the MLP Fund may each invest up to 15% of their total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

The restricted securities held at September 30, 2015 are identified below and are also presented in the MLP Energy Fund’s Schedule of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

Fund	Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
MLP Energy Fund	Antero Midstream Partners LP*	0.4%	9/22/15	$5,271,281	279,792	$4,761,688

*	Security has been deemed liquid by the Adviser based on procedures approved by the Board.

(h) USE OF ESTIMATES

The Schedules of Investments have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities in the Schedules of Investments. Actual results may differ from those estimates and such differences may be significant.

(i) DERIVATIVE INSTRUMENTS

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

FUTURES CONTRACTS—The Risk Parity Fund, the Trend Fund, the Global Equity Fund and the Broadmark Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

OPTIONS—The MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. The Broadmark Fund invests in purchased and written put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. The Risk Parity Fund invests in purchased swaptions as part of its investment strategy. The Global Equity Fund invests in purchased put options in order to reduce or increase certain exposures as part of its investment strategy.

Options are secured by investments, as detailed in the Funds’ Schedules of Investments. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap agreement on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

The Risk Parity Fund had the following transaction in swaptions during the period ended September 30, 2015:

	Notional	Premiums
Risk Parity Fund	Value	Paid
Swaptions outstanding at December 31, 2014	$—	$—
Swaptions purchased	523,337,490	60,992,526
Swaptions closed	(348,891,660)	(42,095,741)

Swaptions outstanding at September 30, 2015	$174,445,830	$18,896,785

The MLP Energy Fund had the following transactions in written call options during the period ended September 30, 2015:

	Number of	Premiums
MLP Energy Fund	Contracts	Received
Options outstanding at December 31, 2014	—	$—
Options written	62,753	2,042,234
Options expired	(48,687)	(1,409,631)
Options closed	(14,066)	(632,603)

Options outstanding at September 30, 2015	—	$—

The Broadmark Fund had the following transactions in purchased put options during the period ended September 30, 2015:

	Number of	Premiums
Broadmark Fund	Contracts	Paid
Options outstanding at December 31, 2014	149	$71,893
Options purchased	1,338	829,151
Options expired	(894)	(646,947)
Options closed	(360)	(227,969)

Options outstanding at September 30, 2015	233	$26,128

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

The Broadmark Fund had the following transactions in written put options during the period ended September 30, 2015:

	Number of	Premiums
Broadmark Fund	Contracts	Received
Options outstanding at December 31, 2014	149	$29,428
Options written	653	300,357
Options expired	(392)	(146,663)
Options closed	(410)	(183,122)

Options outstanding at September 30, 2015	—	$—

SWAP AGREEMENTS—As of September 30, 2015, the Risk Parity Fund and the Trend Fund invested in total return swap agreements in accordance with their investment objectives to gain exposure to a variety of non-traditional risk premiums.

A total return swap is a bilateral financial contract agreement where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return. A total return swap allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset directly. The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments. In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest. The amounts to which each party is entitled are normally netted against each other at periodic settlement dates, resulting in a single amount that is either due to or from each party.

Total return swaps are subject to counterparty risk, market risk and interest rate risk. Total return swaps utilized by the Funds may not perform as expected. Risks may arise as a result of the failure of the counterparty to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Funds consider the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk, and will not enter into any swap agreement unless the Adviser believes the counterparty to the transaction is creditworthy. Additionally, risks may arise from the unanticipated movements in interest rates. The Funds may use various techniques to minimize credit risk including early termination or periodic reset and payment. Collateral, in the form of cash, is held in broker segregated accounts for total return swaps.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

The following is a summary of the fair value of derivative instruments held directly by the Funds as of September 30, 2015, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Fair Value of Options Contracts	Unrealized Gain on Futures Contracts	Unrealized Gain on Swap Agreements	Fair Value of Options Contracts	Unrealized Loss on Futures Contracts	Unrealized Loss on Swap Agreements
Commodity Risk Exposure:
Risk Parity Fund	$—	$—	$—	$—	$448,609	$—
Trend Fund	—	1,318,531	—	—	—	—
Credit Risk Exposure:
Risk Parity Fund	17,226,249	—	—	—	—	—
Equity Risk Exposure:
Risk Parity Fund	—	—	10,988	—	2,261,624	52,150
Trend Fund	—	—	332,852	—	1,732,554	139,845
Broadmark Fund	4,648	29,899	—	—	—	—
Interest Rate Risk Exposure:
Risk Parity Fund	—	1,474,252	—	—	—	—
Trend Fund	—	360,344	—	—	—	—

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to the MLP Energy Fund, the MLP Fund, and the Global Equity Fund, the respective advisors have claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, the MLP Energy Fund, the MLP Fund, and the Global Equity Fund are not currently subject to registration or regulation as commodity pools under the CEA.

With respect to the Risk Parity Fund and the Trend Fund, Salient Adviser has not renewed, or with respect to the Broadmark Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Adviser meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(3) FAIR VALUE MEASUREMENTS

The Funds define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

The valuation techniques employed by the Funds, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used to determine the fair value of the Funds’ investments are summarized in the three broad levels listed below:

• Level 1 —

unadjusted quoted prices in active markets for identical investments and registered investment companies where the value per share (unit) is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

• Level 2 —	investments with other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

• Level 3—	investments with significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Funds disclose transfers between levels based on valuations at the end of the reporting period. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

For the period ended September 30, 2015, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary categorization of the Funds’ investments based upon the inputs utilized in determining the value of such investments as of September 30, 2015. The breakdown by category of equity securities is disclosed in the Schedules of Investments.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

	LEVEL 1		LEVEL 2		Total
Fund Name	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^	Investment Securities	Other Financial Instruments ^
Risk Parity Fund
Swaptions	$—	$—	$17,226,249	$—	$17,226,249	$—
Futures Contracts	—	(1,235,981)	—	—	—	(1,235,981)
Total Return Swap Agreements	—	—	—	(41,162)	—	(41,162)

Total	$—	$(1,235,981)	$17,226,249	$(41,162)	$17,226,249	$(1,277,143)

Trend Fund
Futures Contracts	$—	$(53,679)	$—	$—	$—	$(53,679)
Total Return Swap Agreements	—	—	—	193,007	—	193,007

Total	$—	$(53,679)	$—	$193,007	$—	$139,328

MLP Energy Fund
Master Limited Partnerships and Related Companies
Gathering & Processing	$199,113,781	$—	$4,761,688	$—	$203,875,469	$—
Other Master Limited Partnerships and Related Companies (a)	1,071,989,517	—	—	—	1,071,989,517	—

Total	$1,271,103,298	$—	$4,761,688	$—	$1,275,864,986	$—

MLP Fund
Master Limited Partnerships and Related Companies	$12,434,923	$—	$—	$—	$12,434,923	$—

Total	$12,434,923	$—	$—	$—	$12,434,923	$—

Broadmark Fund
Money Market Fund	$18,991,308	$—	$—	$—	$18,991,308	$—
U.S. Treasury Obligation	—	—	99,999	—	99,999	—
Options Contracts	4,648	—	—	—	4,648	—
Futures Contracts	—	29,899	—	—	—	29,899

Total	$18,995,956	$29,899	$99,999	$—	$19,095,955	$29,899

(a)	For detailed investment categorizations, see the accompanying Schedule of Investments.
^

Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

(4) FEDERAL INCOME TAXES

At September 30, 2015, the cost basis of securities for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/depreciation were as follows:

		Tax	Tax	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation
	Cost	Appreciation	Depreciation	(Depreciation)
MLP Energy Fund	$1,764,922,798	$13,366,202	$(502,424,014)	$(489,057,812)
MLP Fund	18,375,167	51,555	(5,991,799)	(5,940,244)
Broadmark Fund	19,117,401	35	(21,481)	(21,446)

(5) CREDIT FACILITY

The MLP Fund maintains a line of credit agreement (the “Agreement”) with The Bank of Nova Scotia (“BNS”) which provides an $18,000,000 committed lending facility. Borrowings under the Agreement are secured by investments in the MLP Fund’s investment portfolio, as detailed in the MLP Fund’s Schedule of Investments. The Agreement provides for a commitment fee of 0.15% per annum on undrawn amounts above a certain threshold plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.75% per annum.

(6) RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of each Fund’s risks.

(a) GENERAL MARKET RISK

An investment in the Funds’ Shares represents an indirect investment in the securities owned by the Funds, some of which will be traded on a national securities exchange or in the over-the-counter markets. The value of the securities in which the Funds invest, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Funds invest may affect the value of the Funds’ Shares. An investment in the Funds’ Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Funds’ distributions.

(b) CONCENTRATION RISK

The MLP Energy Fund’s and the MLP Fund’s investment portfolios are concentrated in MLPs and energy infrastructure companies in the group of industries that comprise the energy infrastructure sector. The focus of the portfolios on a specific industry or industries within the energy infrastructure sector may present more risks than if the portfolios were broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the energy infrastructure sector would have a larger impact on the MLP Energy Fund and the MLP Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the MLP Energy Fund and the MLP Fund invest a relatively high percentage of their assets in the obligations of a limited number of issuers, the MLP Energy Fund and the MLP Fund may be more susceptible than more widely diversified investment companies to any single economic, political, or regulatory occurrence.

(c) CURRENCY RISK

Currency risk refers to the possibility that changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign currencies. The liquidity and trading value of foreign currencies could be affected by global economic factors, such as inflation, interest rate levels, and trade balances among countries, as well as the actions of sovereign governments. Adverse changes in currency exchange rates (relative to the U.S. dollar) may erode or reverse any potential gains from a Fund’s investments in securities denominated in a foreign currency or may widen existing losses. A Fund’s net currency positions may expose it to risks independent of its securities positions.

SALIENT MF TRUST

Notes to Schedules of Investments, continued

September 30, 2015

(Unaudited)

(d) LEVERAGE RISK

Financial leverage represents the leveraging of the Funds’ investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Funds’ net asset value to decline. When financial leverage is used, the net asset value and market value of the Funds’ Shares will be more volatile. There is no assurance that the Funds’ use of financial leverage will be successful.

(e) DERIVATIVES RISK

The Funds may purchase and sell derivative instruments (including, but not limited to, options, futures contracts, forward foreign currency exchange contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on Salient Adviser’s and SCA’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Funds to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Funds can realize on an investment or may cause the Funds to hold a security that the Funds might otherwise sell. In addition, amounts paid by the Funds as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Funds for investment purposes.

(7) SUBSEQUENT EVENT

Effective October 30, 2015, the Board approved the liquidation of the MLP Fund, whereby the MLP Fund will cease its investment operations and liquidate its assets. The date of liquidation for the MLP Fund currently is anticipated to be on or about December 1, 2015.

Item 2.	Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-Q is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s first fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3.	Exhibits.

Certifications pursuant to Rule 30a-2(a) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Salient MF Trust

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 24, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date: November 24, 2015

By (Signature and Title)	/s/ Chris Arnold
Chris Arnold
Principal Financial Officer

Date: November 24, 2015